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CSG SYSTEMS INTERNATIONAL, INC.

Exhibit 10.22H

CD ADDENDUM

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This CD ADDENDUM (this “CD Addendum”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Comcast Cable Communications Management, LLC, a Delaware limited liability company (“Comcast”), on behalf of itself and its Affiliates (collectively, “Customer”).  This CD Addendum is made and entered into as of the date last signed below and is effective as of September 1, 2013 (the “CD Addendum Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2501940) effective as of March 1, 2013 (the “Agreement”), and now desire to describe the terms and conditions under which CSG will make available certain specialized products and related services to Customer, as further set forth in this CD Addendum and Order Documents (as defined below) executed hereunder.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this CD Addendum shall have the meaning set forth in the Agreement.  Upon execution of this CD Addendum by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this CD Addendum.  Except as amended by this CD Addendum, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG provides via CSG’s Affiliate, CSG Media, LLC (“Media”), certain proprietary content monetization and management software known as the “Content Direct System,” which software is made available as a Software as a Service (commonly known as “SaaS”);

WHEREAS, Customer has requested that CSG make available to Customer under the Agreement the Content Direct System and certain services related to the Content Direct System; and

WHEREAS, the Parties are entering into this CD Addendum to prescribe the terms and conditions by which CSG shall make available to Customer the Content Direct System and related services pursuant to one or more CD Service Orders (as defined below), Letters of Agreement and/or Statements of Work.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, CSG and Customer agree to the following as of the CD Addendum Effective Date:

Content Direct System Specific Terms:

1.

Attachment A; Scope and Conflict.  This CD Addendum, including but not limited to, the terms of Attachment A hereto and its attached Schedules and Exhibits (collectively, “Attachment A”) specifically applies to CSG’s performance and/or provision of Content Direct Services (as defined in Attachment A) to Customer, which Content Direct Services shall be deemed an optional and ancillary service and product under Schedule F of the Agreement.  Unless otherwise expressly provided in this CD Addendum, in no event will any terms, conditions or fees set forth in this CD Addendum apply to CSG’s performance of the

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Agreement other than with respect to Content Direct Services, or to CSG’s provision and/or performance of Recurring Services or any optional and ancillary services or product under the Agreement that are not Content Direct Services.  Except as provided in this CD Addendum, all other terms of the Agreement which are not in conflict with this CD Addendum shall be given full force and effect (including with respect to each party’s performance under this CD Addendum).  In the event of a conflict between the terms of the Agreement and the terms of this CD Addendum, the terms of this CD Addendum shall control and take precedence with respect to CSG’s provision of Content Direct Services. In the event of conflict between the terms of an Order Document (as defined below) and the terms of the Agreement and/or this CD Addendum, the terms of the Order Document shall control and take precedence with respect to CSG’s provision of Content Direct Services.

2.	Agreement Remains in Effect. Except as expressly provided in this CD Addendum, including all Attachments, Schedules and Exhibits hereto, the Agreement shall continue in full force and effect.

3.

Miscellaneous.  This CD Addendum shall be governed by the laws of the State of New York, without reference to (i) conflict of laws principles or the choice of law doctrine, (ii) the UN Convention for Contracts for the International Sale of Goods, (iii) the Uniform Commercial Code, as currently or as may be enacted, codified or amended in any jurisdiction, and (iii) the Uniform Computer Information Transactions Act (prepared by the National Conference of Commissioners on Uniform State Laws) as currently or as may be enacted, codified or amended in any jurisdiction.  Customer and CSG agree that any dispute and/or action at law or in equity arising out of or relating to this CD Addendum shall be subject to Sections 11.2 and 11.5 of the Agreement.  This CD Addendum may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

Attachment A – General Terms and Conditions – CD Services

CD Schedule A – Form of CD Service Order

CD Schedule B – Content Direct Services

CD Schedule C – CD Hosting, CD Support Services, Performance Standards and Remedies

IN WITNESS WHEREOF the parties hereto have caused this CD Addendum to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC	CSG SYSTEMS, INC.
By: /s/ Peter Kirlacoulacos	By: /s/ Joseph T Ruble
Name: Peter Kirlacoulacos	Name: Joseph T. Ruble
Title: Executive Vice President & Chief Procurement Officer	Title: EVP, CAO & General Counsel
Date: 12/18/13	Date: 28 October 2013

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ATTACHEMENT A

General Terms and Conditions - CD Services

1.	Definitions. Except as otherwise provided in this Section 1 or this Attachment A, capitalized terms used in this CD Addendum shall have the meanings ascribed to such terms in the Agreement.

“Authorized Approver” means the representative designated by Customer and/or the applicable Comcast Subscriber Entity (ies) on a per Order Document basis to accept or reject CD Services, act as a contact and otherwise interact with CSG with respect to a given Content Direct System deployment.

“Billing Period” means the approximately ****** (**) *** period for which CSG bills Customer for certain Content Direct Services provided under a CD Service Order.  As of the CD Addendum Effective Date, the Billing Period is measured from ******** ******* **** on the **** of a given ******** ***** to **:**:** ** ******* **** on the **** of the following ******** *****.  CSG may alter the specific days and duration of the Billing Period by providing Customer not less than (**) **** advance written notice of such change; provided, in no event shall a Billing Period be less than ******-*** (**) ****.

“CD Hourly Rate” means the applicable hourly rate for the person performing the applicable CD Technical Service or CD Support Services (if, as per the express terms of this CD Addendum or an Order Document, an additional fee may be assessed with respect to the provision of such CD Support Services).  *** ** ****** **** ** ** *** ********* **** ** $******.

“CD Order Term” means the term of a CD Service Order as defined in such CD Service Order.

“CD Services” means the Content Direct Services, CD Technical Services and CD Support Services.

“CD Software” means software code and computer programs underlying the CD Services provided by CSG to Customer pursuant to an executed Order Document.

“CD Technical Services” means any consulting, conversion, implementation, encoding, encryption, training or other services performed by CSG pursuant to a Statement of Work or Managed Services but does not include the Content Direct Services.

“Comcast Subscribing Entity” means the specific Comcast entities (including Customer Affiliate(s)) identified in an Order Document that are granted rights to use the Content Direct System and related Content Direct Services prescribed under such Order Document.

“Compatible Interfaces” shall have meaning assigned to such term in CD Schedule B.

“Consumer” means an end user client of a Customer Service or any other individual, officer, employee or contractor of Customer who accesses and/or uses the Content Direct System for other than administrative or operational purposes.

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“Consumer Experience” means a Consumer – facing implementation of the Content Direct System, such as a Player, Storefront (including HTML storefront “widgets”), redemption site, local media manager/download manager, and streaming application.  The specific Consumer Experiences CSG will make available to Customer shall be identified in an executed CD Service Order.

“Consumer Information” means (a) any PII (as defined in Section 10.4 of the Agreement) regarding a Consumer, (b) to the extent applicable, any Customer Proprietary Network Information (“CPNI”), as defined in 47 USC Section 222,or (b) personal data that is (i) provided to or collected by CSG in connection with a Consumer’s use of the Content Direct System, and (ii) sufficient to personally identify a Consumer, directly or indirectly, in particular by reference to an identification number or to one or more factors specific to such Consumer’s physical, physiological, mental, economic, cultural or social identity, including, by way of example, financial account numbers, credit or debit card numbers (with or without access or pin numbers, if collected), personal addresses, social security numbers, passport numbers and/or driver’s license numbers.

“Content Direct Services” means those services performed by CSG or its agent to provide access to the Content Direct System as described in an executed CD Service Order but does not include any CD Technical Services.

“Content Direct System” means the specific configuration of Content Direct Application Server Modules, Content Direct Web Services and Content Direct user applications described in CD Schedule B or an Order Document and provided by CSG to Customer pursuant to a CD Service Order executed under this CD Addendum and the related and implementing software, servers, hardware and technologies used by CSG to make the foregoing available via the Internet, as further specified in the Documentation.  The Content Direct System includes two environments:  (1) the Production Environment, and (2) the Sandbox Environment.  The Content Direct System shall not include *** ****************** *********** ** *** **** *** ********* *** ********** *********** ******** ******** *********** ******* *************** *** ******** ********* ******** ** ************** ********** ** ** ** ********’* ***** ** ******** **** ** ******** ** ****** *** ******* *** ******* ****** *********  The specific Content Direct System provided to Customer shall be denoted in each CD Service Order executed under this CD Addendum.

“Content Direct System Data” means non-personally identifiable performance data and usage statistics concerning the Content Direct System collected or compiled by CSG in connection with system-wide, aggregated use of the Content Direct System. For the avoidance of doubt, Content Direct System Data shall exclude information that constitutes Consumer Information, Usage Data and any data from which identifying information about a Customer or any Consumer can be discerned.

“Content Direct Web Services” means the set of application programming interfaces (APIs) exposing capabilities of the Content Direct Application Service Modules that enable Customer to build Customer Applications and integrate into the Content Direct System.  The Content Direct Web Services APIs are accessible via either SOAP, POX over HTTP or JSON over HTTP.  Not all Content Direct Web Services APIs are available via all access mechanisms; the Content Direct Online Web Services Guide (password protected with user credentials and accessible at *****:****************************************************** provides complete information on the availability of the Content Direct Web Services.

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“Customer Application” means a Customer-owned application developed by Customer or its third party agent or subcontractor that either accesses the features and functions of the Content Direct System through the Content Direct Web Services or otherwise integrates with the Content Direct System

“Customer Content” means that data, proprietary content and content owned or licensed by Customer, including Customer Intellectual Property, that is published on or displayed through the Content Direct Services by Customer (or at Customer’s request) or is provided by Customer to CSG so that CSG may configure the Content Direct System for Customer’s use.  To the extent identified in an Order Document, Customer Content will also include Digital Entertainment Content owned by Customer or licensed by Customer from a Third Party Content Owner (as defined in Section 10(c) of this CD Addendum).  For the avoidance of doubt, Customer Content does not include any Consumer Information or Usage Data.

For clarity, “Customer’s Intellectual Property” has the same meaning that it has in the Agreement, and includes, but is not limited to, Customer Site(s) and Customer Content.

“Customer Services” means any goods, products or services (digital or physical), including, if and as prescribed by an Order Document, Digital Entertainment Content, promoted or made available for trial, rental, sale, redemption or license by or through Customer or its Affiliate that access or use any feature or function of, on or through the Content Direct System or related Services for purposes of processing, selling, redeeming, or managing any of such goods, products or services.  Customer Services may be sold or licensed in a variety of forms and models, including by way of example only, subscriptions (daily, weekly, monthly, quarterly, etc.), on demand, electronic sell-through, redemption and digital download.

“Customer Site” means any Customer device (including a Set-Top Box (“STB”)), website, application, software, product or service on which the Content Direct System is embedded and/or provided to Consumers, but excludes all elements of the Content Direct System, including without limitation all Content Direct User Applications.

“Digital Entertainment Content” means digital versions of audiovisual works, sound recordings, literary works, and/or pictorial works as those terms are defined in 17 U.S.C. § 101, commercially distributed to the public as entertainment, together with any (i) associated and information input into the Content Direct System and (ii) other data or information published with such works.  Non-exclusive examples of Digital Entertainment Content include movies, television titles, sporting events and original programming.

“Documentation” means the published online user manuals and documentation located at *****:******************** as of the Effective Date and as updated by CSG from time to time in connection with the release of Fixes to the Content Direct System.  CSG shall provide notice to Customer of any changes to the Documentation and, if a Fix included in a quarterly release (versus a Fix released to address an Exception) requires Customer to modify its configuration of the Content Direct System, or change the method by which Customer configures the Content Direct System, CSG shall provide Customer reasonable advance notice to Customer of such configuration modification, whether through actual notice to Customer’s project manager(s) (via release notes or other communication) or revised Documentation.

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“Exception” means any problem, defect, or failure of a Deliverable to conform to any applicable acceptance criteria defined in an SOW or the Documentation.  For purposes of clarification, a problem, defect or failure of a Deliverable shall not be deemed an Exception if such problem, default or failure of such Deliverable to conform to the acceptance criteria is caused by Customer’s failure to comply with its obligations or responsibilities as set forth in an Order Document, the Documentation or the Agreement.

“Go-Live Date” means the first to occur of: (i) date on Customer deploys or causes to be deployed a given deployment of the Content Direct System (or, if the relevant application is only a portion of the Content Direct System, then the applicable portion thereof) into the Production Environment and (ii) ****** (**) **** after CSG tenders the prescribed Content Direct System to Customer in the form and manner consistent with the terms of such SOW.

“Order Document” means a CD Service Order, Statement of Work or LOA executed under the Agreement solely related to CSG’s provision of the Content Direct Services or any CD Technical Services related to the configuration, use or discontinuance of the Content Direct Services.

“Performance Testing Environment” means an optional, dedicated and secured environment of the Content Direct System separate and distinct from the Sandbox Environment and Production Environment whereby Customer can execute performance testing (i.e., stress testing or high volume transaction tests) against the Content Direct Web Services.

“Production Environment” means the shared, live production environment on which the Customer may utilize the Content Direct System with Consumers.

“Sandbox BU” means a secured and partitioned instance (referred to as a business unit or “BU”) of the Sandbox Environment of the Content Direct System.

“Sandbox Environment” means a shared non-production environment made available by CSG to allow Customer to develop and/or test Content Direct System updates or releases that are pre-production, or for such other required configurations or designs to be determined between the Parties.  The Sandbox Environment, at the discretion of CSG, may maintain a smaller hardware foot-print, or be virtualized within a CSG datacenter, but will at a minimum make available the then-current release of the Content Direct System available on the Production Environment.

“Storefront” means one or more of the Consumer Experiences identified in a CD Service Order, which indicates the Storefront solution(s) included in the Content Direct Services made available under such CD Service Order.

For the avoidance of doubt, “Usage Data”, as defined in Section 10.6 of the Agreement, shall include statistics and data (i) provided to or collected by CSG in connection with a Consumer’s use of the Content Direct System, and (ii) relating to a Consumer’s account activity, including the browsing, accessing and/or purchasing of Customer Services or other information collected from or about or otherwise regarding Consumers, whether in individual or aggregate form, that is sufficient to personally identify a Consumer or to identify such Consumer as an end user client of Customer.  Usage Data may include Consumer Information.

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2.	CD Service Order; Customer Rights under CD Service Order

(a)  This CD Addendum and the applicable terms of the Agreement prescribe the general terms and conditions of CSG’s performance and provision of the CD Services to Customer.  Customer’s right to access and utilize the Content Direct System and Content Direct Services requires Customer to execute with CSG a CD Service Order under this CD Addendum.  As used herein, a “CD Service Order” means a document that specifies the fees, terms and conditions of Customer’s rights and obligations to use, and CSG’s obligation to provide, the Content Direct System and Content Direct Services as made available by this CD Addendum, executed by CSG and Customer as sequentially numbered orders to this CD Addendum (i.e., CD Service Order No. 1, CD Service Order No. 2, etc.).  Each CD Service Order shall be in the form mutually agreed by the Parties, but shall follow the form attached hereto as CD Schedule A and at a minimum include the following provisions:  (i) the specific Comcast Subscriber Entities granted rights to use the Content Direct System under such CD Service Order, (ii) the specific project and purpose for which such Content Direct System may be used, (iii) the Content Direct System modules and applications to be utilized by Customer for a given deployment, (ii) the grant of rights to Customer to utilize the configured Content Direct System, which grant of rights shall apply in lieu of the grant of license(s) set forth in Section 3.9 and Schedule B of the Agreement, (iii) the fees applicable to Customer’s use of the Content Direct System and the related Content Direct Services (which fees may, for the avoidance of doubt, be increased pursuant to Section 5.4 of the Agreement), (iv) the CD Order Term and (v) the Authorized Approvers.

(b) Notwithstanding any provision to the contrary in the Agreement, but subject to Section 12.7 of the Agreement, the Content Direct System and Content Direct Services described in a CD Service Order may be only be used and accessed (i) by the specific Comcast Subscriber Entities and (ii) for the specific commercial project or Customer Services, in each case identified in such CD Service Order.  Customer acknowledges that the fees prescribed in a CD Service Order for a given Content Direct System are unique to that deployment, and a separate CD Service Order (which may include the same, additional or different fees) is required to be executed for each Content Direct System deployment.  Nothing in the foregoing shall preclude the Parties from amending a CD Service Order to add additional elements of the Content Direct System or Third Party Products or, by way of example, to require the Parties to execute separate CD Service Orders to add additional Campus Properties

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3.	Pre-Existing Content Direct Agreements.

Notwithstanding anything to the contrary in Section 1.6 or Schedule B of the Agreement, the Parties acknowledge that (i) ** ******* *****. and the successor (whether via assignment, transfer or operation by law, and including ******* ** * ******* *********) to ** ******* ******’* Master Services Agreement (CSG Doc. No. *******) with Media effective as of **** ** **** (the “** ****** ***”) and (ii) any entity that becomes an Affiliate of Comcast after the CD Addendum Effective Date (a “New Affiliate”) that has a separate, effective agreement with CSG or any of its Affiliates for the purchase of CD Services (a “New Affiliate Agreement”; a New Affiliate Agreement and the ** ****** *** collectively referred to as a “Pre-Existing CD Agreement”) may not purchase any CD Services under this CD Addendum. Instead, ** ******* ****** (and its successor) and such New Affiliates’ purchase of CD Services (or comparable services) shall be solely governed by the fees, terms and conditions of such party’s Pre-Existing CD Agreement.

4.	Media as Provider of CD Services.

The CD Services performed under this CD Addendum and any Order Document executed under this CD Addendum shall be performed by Media, on behalf of CSG.  Consistent with Section 12.5 of the Agreement, CSG acknowledges and agrees that it is responsible for Media’s compliance with the terms and conditions of the Agreement (including, but not limited to, this CD Addendum and any Order Document executed hereunder).  Accordingly, CSG shall be liable to Customer for the acts and omissions of Media to the same extent that liability to Customer would accrue under the Agreement (as supplemented or modified by this CD Addendum) as if such acts or omissions had been performed or made by CSG.  As used in this CD Addendum, “CSG” shall be deemed a reference to both CSG and Media.

5.	Content Direct Services and CD Maintenance Services; Restrictions.

This Section 5 shall apply to the CD Services in lieu of Sections 2 through 4 of Schedule B of the Agreement.

Subject to the terms and conditions of a CD Service Order and the Agreement (including this CD Addendum) and for the fees described in an applicable CD Service Order, Customer agrees to procure from CSG, and CSG agrees to provide to Customer:

(a)  the Content Direct Services as described in and made available under a CD Service Order executed by CSG and Customer pursuant to this CD Addendum.  CSG shall provide Customer with unique and confidential access codes permitting remote access to utilize the Content Direct System via the Content Direct Web Services, or web-enabled user interface.  Customer shall not, and shall not authorize or permit any third party to, (i) disclose Customer’s unique access codes to any entity other than Customer’s authorized employees and contractors, and (ii) use the Content Direct System for purposes other than permitted in this CD Addendum.  Customer shall be responsible for the improper use or disclosure of any of Customer’s unique access codes by Customer’s employees, contractors or any third party that accesses the Content Direct System through the Customer’s unique access codes; provided Customer shall not be responsible for such improper use or disclosure, including but not limited to any third party access, resulting from the acts or omissions of CSG, CSG’s

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subcontractors or another CSG client.  Unless otherwise provided in a CD Service Order, the Content Direct Services are provided in the English (US) language.

(b)  maintenance and support for the Content Direct System and Content Direct Services in accordance with the terms set forth in CD Schedule C and this Section 5(a) of this CD Addendum (“CD Support Services”).  CD Support Services include any fixes, updates, upgrades or modifications to the Content Direct System made during the term of this CD Addendum to the Content Direct System pursuant to CD Schedule C (“Fix(es)”).  However, unless specifically provided in an Order Document, CD Support Services do not include and CSG shall have no obligation to provide (i) custom modifications to the Content Direct System as requested by Customer, (ii) maintenance and support of, or the required implementation of updates to, any customization to the Content Direct System deployed by Customer, where such customizations are not specifically identified in an Order Document as being “supported” by CSG, (iii) maintenance and support of any third-party products not provided by CSG that are utilized by Customer in connection with its use of the Content Direct System, (iv) modifications to the Content Direct System required to enable it to function properly with updates, upgrades or modifications to Customer or its third party vendor and agent system, (v) maintenance and support (including configuration, monitoring, or backup) of any systems, equipment, hardware, software and networks of Customer or its Affiliates regardless of whether each of the foregoing are owned and operated by such party or owned and operated by a third party on such party’s behalf, or (vi) any new product, service or application that is not a Fix of the Content Direct System that CSG makes generally available as a separately priced item.  CD Support Services do not include management of Customer’s day-to-day operational issues such as (x) software and system configuration, (y) monitoring and maintaining Customer’s hardware, network and Third Party Software, and (iii) performing necessary backups of Customer’s data.  In addition, CSG shall not be obligated to fix any problem with the Content Direct Service or be responsible for a Service Interruption (as defined in Section 1 of CD Schedule C of this CD Addendum) if such Service Interruption is caused by the following circumstances:

i.Customer has used the Content Direct Service other than for its intended purpose as indicated in the Agreement, this CD Addendum, an applicable Order Document and/or Documentation;

ii.Customer has altered, damaged, modified or incorporated the Content Direct Service into other software in a manner not approved by CSG;

iii.The problem was caused by Customer’s or a third party’s software, equipment or systems (including, if applicable and by way of example only, a Customer Application, but excluding any software or equipment of CSG’s permitted subcontractors), not provided or approved by CSG;

iv.The problem was caused by Customer’s accessing of the Content Direct System or Content Direct Services on any hardware, operating system or network environment not supported by CSG, as defined by the Documentation; and/or

v.The problem is attributable to the Customer’s failure to use Compatible Interfaces (as defined on CD Schedule B).

If Customer requests that CSG provide maintenance and support or similar services that are excluded from the above definition of CD Support Services, the parties may enter into an

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SOW authorizing CSG to provide the additional maintenance and support and similar services.

(c)  Customer shall not, nor authorize or permit any third party to (i) disclose Customer’s unique access codes to any entity other than Customer’s authorized employees and contractors, (ii) use the Content Direct System for purposes other than permitted in this CD Addendum or an applicable Order Document, (iii) perform any of the acts set forth in Section 8 of Schedule B of the Agreement, unless explicitly provided herein, (iv) alter, enhance or otherwise modify or create derivative works of or from the Content Direct System; (v) attempt to derive the source code of the Content Direct System; or (v) remove or destroy any proprietary markings, confidential legends or any trademarks or trade names of Media or its licensors placed upon or contained within the Content Direct System, Software, Documentation or Deliverables; or (vi) knowingly insert, or knowingly allow to be inserted, and will use all commercial efforts to prevent insertion into the Content Direct System, and the medium in which Customer Content is provided to CSG by Customer or its agents, any program, information, code and commands, including viruses, bombs, worms, backdoors or Trojan horses, (x) that are designed to cause the Content Direct System or any Third Party Products to malfunction, self-destruct or deny services, (y) that are designed to cause damage to or degrade performance of any computer, network or any information, program or data contained therein or (z) that are designed to enable unauthorized access to the Content Direct System, any CD Software, any Third Party Products or any hardware systems containing the foregoing. Customer shall be responsible for the improper use or disclosure of any of Customer’s unique access codes by Customer’s employees, contractors or any third party that accesses the Content Direct System through the Customer’s unique access codes; provided Customer shall not be responsible for any third party access resulting from the acts or omissions of CSG, Media, CSG’s subcontractors or another CSG client

(d)  Customer will comply with the Content Direct Web Services Standards.  As used herein, “Content Direct Web Services Standards” mean those rules, specifications and standards that relate to Customer’s use of the Content Direct Web Services to integrate with the Content Direct System, as referenced in the Documentation.

(e)  Customer acknowledges that neither the Production Environment nor the Sandbox Environment are intended or engineered to perform high volume “stress” or performance testing against the Content Direct System and absent CSG’s prior written approval (which approval shall not be unreasonably withheld but may, for the avoidance of doubt, take into account CSG’s other customers’ known and/or anticipated use of such environments) Customer shall not, nor authorize or permit any third party to perform Performance Testing.  “Performance Testing” in the Sandbox Environment or the Production Environment shall mean greater than ******-**** (**) ********** ************ *** ******** ****.  Customer may request that CSG make available a dedicated environment for Performance Testing (a “Performance Testing Environment”), which environment shall be made available at (i) ****** (**) *** increments, (ii) a fee of US$****** per ****** (**) *** period (use for less than ****** (**) **** shall not result in any proration of fees) and (iii) delivered pursuant to the dates, terms and conditions set forth in an SOW executed by the Parties. Customer acknowledges that any conduct of Performance Testing within the Production Environment or Sandbox Environment is a breach of this Addendum, but shall not constitute a breach under the Agreement giving rise to CSG’s right to terminate the Agreement, and can adversely affect the Content Direct System, which may also affect third parties.  If Customer conducts Performance Testing in violation of this Section 5(e), or otherwise exceeds the

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scope of Performance Testing authorized by CSG, Customer agrees (A) that CSG shall have the right, without notice, to temporarily suspend Customer’s access to the environment in which such Performance Testing was conducted and (B) to indemnify, defend, reimburse and hold CSG harmless for and from any and all damages incurred by CSG as a result of Customer’s unapproved Performance Testing.

If Customer CSG discovers unauthorized Performance Testing conducted by Customer or any third party using Customer’s business unit(s), CSG agrees to (A) use its commercially reasonable best efforts to promptly mitigate any adverse consequences on the Content Direct System and any damages (to CSG, Media or any third party using the Content Direct System) as a result of such Performance Testing, and (B) promptly notify Customer of such Performance Testing and explain CSG’s efforts to mitigate the consequences and damages resulting therefrom.

(f)  Customer and CSG acknowledge that Customer’s obligation under Section *** of the Agreement, including the *********** ****** ******** **-********** *** *** **-********** *****, shall not apply to any CD Services.

(g)  CSG will host (directly or indirectly) the Content Direct System (excluding any Consumer Experiences deployed by Customer) and will perform those services and functions and provide the infrastructure (including datacenters) to host and make operational the Content Direct System as prescribed by this CD Addendum and each Order Document.  Customer is solely responsible for (including, but not limited to, the costs of procuring, installing, operating and maintaining) its own Internet access and all necessary computer hardware, software, peripherals and communications equipment that are necessary in order for Customer and its authorized users to access the Content Direct System and utilize the CD Services (“Customer Equipment”).  CSG shall, in connection with Customer’s use of the Content Direct Services, consult with, assist and advise Customer regarding Customer environment requirements.

After a given Content Direct Services deployment has been deployed to Consumers in a Production Environment, Customer is principally responsible to manage the day-to-day configuration and use of such deployment, including, by way of example only, Storefront changes, refreshing or adding new Customer Content and controlling Customer Content availability windowing. Customer may discharge such responsibility itself, through a third party designee permitted with the terms of the Agreement or by requesting CSG to provide such support.  CSG may provide support to Customer on a Content Direct Services deployment either pursuant to an Order Document entered into by the Parties that specifies the specific CD Technical Services or support to be provided or, Customer may request, in writing (email acceptable), and CSG shall provide such CD Technical Services or support on an ad hoc, “as-needed basis”.  Any CD Technical Services or support requested by an Authorized Approver of Customer in writing (email acceptable) that are not covered by an effective Statement of Work or do not otherwise qualify as CD Support Services, shall be deemed a request by Customer for CSG to provide “Managed Services”.  Unless a minimum term and hour commitment for the provision of Managed Services (a “Managed Services Quota”) is otherwise included in a CD Service Order, CSG shall provide Managed Services on an ****** basis (billed in ******* (**) ****** increments) at the ** ****** ****, and shall invoice Customer on a ******** ***** basis.

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6.	CSG Grant of Rights.

This Section 6 shall apply to the CD Services in lieu of Sections 2 and 3 of Schedule B of the Agreement.

Subject to the terms, conditions and restrictions of the Agreement (including this CD Addendum) and pursuant to the terms of a CD Service Order executed by CSG and Customer, CSG hereby grants Customer a non-exclusive, non-transferable (except as provided in Section 12.7 of the Agreement), worldwide, non-sublicensable (except to the extent that, under applicable law, the use of Consumer-facing Customer Experiences by a Consumer is deemed a sublicense), limited right during the CD Order Term (as defined in the relevant CD Service Order) for it, its employees and authorized contractors to access and use the Content Direct System as described in and configured pursuant to such CD Service Order, Documentation and (upon making such available to Customer) the Deliverables in the Sandbox Environment and the Production Environment for the sole purposes of receiving and using the Content Direct Services for Customer’s own business purposes and operations in connection with its provision of its Customer Services.  Customer shall have the right to copy and distribute internally the Documentation as reasonably required to support its use of the Content Direct System.

7.	Hosting and Fulfillment Rights; Customer’s Limited Grant of License.

Customer acknowledges that the Content Direct Services do not include any content delivery network (CDN) services, signal or encoding of Customer Content, and that vis-à-vis CSG, Customer is responsible (directly or through a third party designee) to provide CDN services and encoding for its Customer Content. As such, Customer is solely responsible to obtain from Third Party Content Owners and third party Retailers all necessary rights for Customer to host, distribute and fulfill (as applicable) Customer Services to Consumers.  In connection with CSG’s performance of CD Services, and subject to CSG’s performance of its obligations under the Agreement, this CD Addendum and as specifically prescribed in an Order Document, Customer grants to CSG a limited, worldwide, non-exclusive, non-transferable (except as provided in Section 12.7 of the Agreement) , non-sublicensable (except to a permitted subcontractor, as provided in Section 12.5 of the Agreement), revocable, fully-paid and royalty-free license (and, with respect to any Customer Content or other material owned by third parties, a sub-license) to use, translate, restructure, modify, copy, distribute, display and fulfill Customer Services and Content Direct System Data, and any other materials supplied by Customer or its Consumers, solely to the extent required by CSG to perform the CD Services and, if applicable, fulfill a Customer Service. This limited grant of license shall terminate upon the later of (i) the termination of an applicable Order Document, and (ii) the last date on which CSG provides Customer any CD Transition Services.

8.	Proprietary Rights.

(a)  The Content Direct System, Content Direct Services, Content Direct System Data, CSG Confidential Information and CSG Intellectual Property, and any improvements, adaptations and other such modifications of the same that are developed by or for CSG shall be deemed Work Product, and will be the exclusive property of CSG.

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(b)  As between Customer and CSG, Customer is and shall remain the sole and exclusive owner of all rights, title and interests (including all intellectual property rights) in and to the Consumer Information, Usage Data, Customer Content, Customer Confidential Information, Customer Intellectual Property, Customer Site(s) and any improvements, adaptations and other such modifications of the same that are developed by or for Customer, and any Customer Service.

(c)  As between Customer and CSG, unless otherwise agreed in an effective Statement of Work, CSG will own all rights, title and interests (including all intellectual property rights) in and to any Deliverables developed pursuant to a Statement of Work, subject always to Customer’s ownership of any Consumer Information, Usage Data, Customer Content, Customer Confidential Information, Customer Intellectual Property, and any portions or derivatives thereof that may be reproduced, stored, displayed, performed or otherwise contained within any part of the Deliverables.  Consistent with Schedule E of the Agreement, if CSG is the owner of Deliverables developed and/or delivered under an SOW, Customer and CSG agree to identify in such SOW whether one or more of the Deliverables delivered under an SOW is ************ ****-********** ** ******** ********* *** ***-**********, and identify any applicable terms in connection with such designation.  The Parties acknowledge that nothing in the Agreement or this CD Addendum shall require CSG to enter into an SOW that (i) restricts CSG’s right to use any SOW Deliverables (and related intellectual property) with CSG’s third party customers, (ii) requires CSG to fund the Technical Services of such SOW if CSG wishes to use the SOW Deliverables (and related intellectual property) with CSG’s third party customers or (iii) requires CSG to refund Customer the Technical Services fees previously paid by Customer for a given SOW Deliverable if CSG wishes to use such Deliverable (and related intellectual property) with CSG’s third party customers.  Customer acknowledges that in lieu of the license grant in Section 3.9 of the Agreement, Customer’s sole and exclusive right to use a Deliverable shall be as prescribed in the applicable Order Document.

9.	Termination Assistance.

In lieu of the provisions of Section 6.2 of the Agreement, the following provisions shall apply following the termination or expiration of a CD Service Order:

(a)  Within *** (**) **** of Customer’s written request (email acceptable) in connection with the expiration or termination of the Agreement or a CSG Service Order, or the expiration of a CD Transition Period as described in Section 9(b) below, CSG shall provide to Customer reasonable assistance and cooperation ** ** ****** to transfer and transition to Customer (or Customer’s designee, PCI-certified, if applicable) any Customer Content, Consumer Information, Usage Data, Customer Confidential Information, and Customer Intellectual Property in CSG’s possession, including the data elements set forth in CD Exhibit A attached hereto. The Parties may update the data elements set forth in CD Exhibit A from time-to-time to reflect the provision of new or different data elements or may identify in an a CD Service Order those additional data elements that are subject to this Section 9(a).  If Customer requests that CSG provide the foregoing information (including that identified in a CD Service Order) in a form different than that held by CSG in the Content Direct System and the requested format requires CSG to perform additional services beyond a “programmatic data conversion”, such conversion services shall be provided at the ** ****** **** and the Parties will enter into a Statement of Work or other agreement to document the specific conversion services to be provided.

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(b)  If requested by Customer in its sole discretion, by providing CSG written notice (i) if the Agreement or a CD Service Order expires as per its stated term, no less than ****** (**) ****’ prior to the effective expiration date of this CD Addendum or such CD Service Order or (ii) if this CD Addendum or a CD Service Order is terminated pursuant to Section 6.1 of the Agreement, within *** (**) **** of the effective date of termination of this CD Addendum or such applicable CD Service Order, Customer may request a transition period up to but not to exceed ***** (**) **** following the effective date of expiration or termination date (the “CD Transition Period”) to allow the Parties to effect an orderly transition of services to a third-party or an internal Customer solution. In the event that Customer requests a CD Transition Period, CSG will provide the then-contracted CD Services as requested by Customer during the Transition Period (“CD Transition Services”).  To the extent CSG provides CD Transition Services during the CD Transition Period, all applicable fees and terms under the Agreement and the applicable Order Document shall apply; ********* ***** ** *** ***** **** **** ** ******** ** * ** ******* ***** ** ********** *** ** *** ****** ** **** *** *** ***** ******** **** ******** **** ** *** ** ********** ****** **** ******** ********** ******** * *** ***** ******* ******** *** ** ** ***** **** ***** ** ********** ** ******* ******** ** ** ****** ** ********* **** **** ******** ** ** ******* ** ***** ******** ********* ** ****** ******** ** ********** *** ******** ** ******** ******** ** * ********* ***************** *** *** *** ******** ******* ****** ******** ** ** ****** ********* ******** **** ******** ***** ** *********** ** *** *** *** ***** ***** **** *** ****** ** ******* **** ******* ****** ********.  For the avoidance of doubt, all applicable fees shall apply to CD Transition Services performed (1) upon expiration or termination of this CD Addendum or a CD Service Order for * ****** ***** **** *********** *** ** ***’* ****** and (2) after the Initial Transition Period. If Customer requests CSG to perform any other services to Customer beyond the CD Transition Services and the return of Customer’s information set forth in Section 9(a), such additional services (collectively, “Additional CD Services”) CSG may provide such Additional CD Services at its discretion at the ** ****** **** and the Parties will enter into a Statement of Work or other agreement to document the specific Additional CD Services to be provided and the applicable fees. Customer acknowledges that conditions precedent to CSG’s performance of any CD Transition Services or Additional CD Services (excluding, for the avoidance of doubt, the return of data and information pursuant to Section 9(a)) are Customer’s obligations to pay CSG any amounts outstanding, due or payable to CSG for the CD Services as of the effective date of the expiration or termination of this CD Addendum or the applicable CD Service Order (including any SOW).

10.	Representations and Warranties.

The terms of this Section 10 shall apply only to the CD Services, and will apply in lieu of Sections 8.1 and 8.2 of the Agreement.  Section 8.3 shall apply to the provision of CD Services.

(a)  CSG represents and warrants that the CD Technical Services will be performed with reasonable skill and care, in a diligent, professional and workmanlike manner, consistent with generally accepted industry standards for similar services.  As Customer’s sole and exclusive remedy and CSG’s sole obligation for breach of this limited warranty, CSG shall use commercially reasonably efforts to correct or replace any defective Deliverable or re-perform such defective CD Technical Services at ** ********** ****** and as soon as reasonably practical.

(b)  CSG represents and warrants that the Content Direct System and Content Direct Services as

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delivered by CSG (i) comply in all material respects with the applicable Documentation and specifications, including the terms of the Agreement, and (ii) perform in the manner for which they were intended as specified in the applicable Documentation and specifications and any requirements document explicitly referenced or included in an Order Document for such purposes.  The foregoing warranty shall not apply to the extent any non-compliance or defect is an Excluded Problem (as defined in CD Schedule C.)  Subject to the following sentence, as Customer’s sole and exclusive remedy and CSG’s sole obligation for breach of this limited warranty, CSG shall use commercially reasonable efforts to cause the Content Direct System and Content Direct Services to conform to the above warranty as soon as reasonably practical, including the remedy of any defects identified by Customer consistent with CD Schedule C. Solely if and to the extent that Customer’s claims arising from a breach of this Section 10(b) can be remedied by the (x) correction of any Exceptions or errors in the Content Direct System, Content Direct Services or any Deliverables, (y) replacement of any Deliverables or element of the Content Direct System or (z) re-performance of the Content Direct Services (i.e., transactions), CSG shall be afforded an opportunity of no less than *** (**) ******** **** (or, such other period mutually agreed upon and, if such claim relates to a Deliverable subject to a pending Statement of Work, the period set forth in such Statement of Work or otherwise agreed upon by the Parties) to remedy such Exceptions or errors.  If within such *** (**) ******** **** or other applicable period CSG cannot remedy such Exceptions or errors or re-perform such Content Direct Services, then Customer may seek other remedies available under this CD Addendum and the Agreement with respect to such claims.

(c)  CSG provides any Third Party Software that is not Embedded Third Party Software AS IS.  Other than as expressly set forth in an Order Document and this Section 10, Customer acknowledges that the Content Direct System, Content Direct Services and any such Third Party Software may not satisfy all of Customer’s requirements and the use of the Content Direct System, Content Direct Services and such Third Party Software may not be uninterrupted or error-free.  CSG further represents and warrants that it has not knowingly inserted, or knowingly allowed to be inserted, and will use all commercial efforts to prevent insertion into the Content Direct System, and the medium in which the Content Direct System and other materials are provided to Customer by CSG, any program, information, code and commands, including viruses, bombs, worms, backdoors or Trojan horses, (i) that are designed to cause the Content Direct System or any of Customer’s software or hardware systems to malfunction, self-destruct or deny services, (y) that are designed to cause damage to or degrade performance of any computer, network or any information, program or data contained therein or (z) that are designed to enable unauthorized access to any of Customer’s software or hardware systems.

11.	Customer’s Additional Indemnity Obligation.

In addition to Customer’s indemnity obligations under Article 7 of the Agreement, including Section 7.7 of the Agreement, Customer shall defend at its own expense, indemnify and hold harmless CSG from and against all third party claims and related damages based on a claim that a Customer Site, excluding elements thereof provided by CSG, and CSG’s use (including scaling or other modification directed or authorized by Customer in writing), publication, display, distribution, sale or processing of any Customer Content, Customer Service or Customer Intellectual Property (including, if and as applicable, any of the foregoing owned by a person other than Customer (a “Third Party Content Owner”)) as authorized under this CD Addendum infringes a copyright, trademark, trade secret or validly issued patent, misappropriates a third party’s intellectual property rights in such material or otherwise violates a third party’s license in and to such Customer Content, Customer Service or Customer

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Intellectual Property.  Customer’s indemnification obligation under this Section 11 is subject to Section 7.8(b) of the Agreement.

12.

No Consequential Damages/Limitation of Liability.  The terms provided in this Section 12 are exclusive to the provision of CD Services under the Agreement and each Order Document, and the terms of Section 9.2 of the Agreement are not applicable to the provision of CD Services under this CD Addendum, including any act or omission by CSG, Customer and/or their respective Affiliates or subcontractors.

(A)  EXCEPT FOR *************** *********** *** ***** ** ******* * ** *** ********* AND ******** *(*) AND ** OF THIS CD AMENDMENT OR A BREACH BY EITHER PARTY OF ******* ** (***************) OF THE AGREEMENT OR ******* ** OF THIS CD ADDENDUM, UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR THEIR RELATED PERSONS, LICENSORS OR VENDORS BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE.

(B)  Except FOR FEES PAYABLE OR DUE and OWING, DAMAGE OR LIABILITIES RELATED TO (i) a ****** ********* ** ********* * ***** ***** ******** *** ******* ** of the agreement with repsect to a claim ******* ** *** ** ******** ** * ******* ********** ***** **** ** ********* ** ** ***** ******** (ii) ******* ** ** **** ** ********* (iii) ******* ** ** *** ********* *** ******* ** ** **** ** ******** or (iv) ********* ****** ** *** ** ******* (*) – (*) of ******* * (*) or ******* *(*) of this ADDENDUM, each Party’s total aggregate liability for any Damages arising out of or related to this cd amendment will not exceed THE ******* ** *** *** ***** **** ******** **** ** ******** ** *** *** ** ******** ***** *** ****** ***** ********* ****** *** ******** *** ***** ****** ********* *** **** ** *** *** ** ******** ****** **** ** **** ** **** ******* ** *********** **** ** *** *** **** **** *** ********** ** ** ***** ******** ** ***** ***** ******** **** *** *** ******* ** ******** ** **** ** **** **** ******** ** *** ** ******** ** *** ********** ******* *** *** ********** (the “CD Liability Cap”).  The existence of one or more claims will not enlarge the foregoing cd liability cap.  THE EXCLUSIONS AND LIMITATIONS OF DAMAGES SET FORTH IN THIS cd amendment, INCLUDING this section 12, SHALL (I) APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE AND (II) BE INDEPENDENT OF, AND SHALL SURVIVE, ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY WARRANTY OR EXCLUSIVE OR LIMITED REMEDY STATED HEREIN, AND SHALL APPLY EVEN IF CSG HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.Third-Party Software

Customer acknowledges that the Content Direct System and Content Direct Services may incorporate or integrate with certain Third Party Software.  Certain Embedded Third Party Software is identified in CD Schedule B and any additional Embedded Third Party Software to be utilized with a given Content Direct System deployment shall be identified in the applicable Order Document.  If a Content Direct System to be deployed will utilize Third Party Software that is not Embedded Third Party Software, such Third Party Software shall be identified in the applicable Order Document(s) related to such Content Direct System.  Except as specifically provided in an Order Document, CSG’s obligations and Customer’s remedies with respect to

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Embedded Third Party Software shall be subject to the terms and conditions of the Agreement and this CD Addendum.  Similarly, except as specifically provided in an Order Document, Customer’s right and obligations with respect to Third Party Software that is not Embedded Third Party Software shall be subject to the license terms that accompany such Third Party Software and provided CSG has the necessary rights, CSG shall pass through all warranties and indemnities provided by any licensor of any Third Party Software. CSG agrees to use its commercially reasonable efforts to assert any claims it may have against a licensor of any Third Party Software consistent with CSG’s agreement with such licensor.

14.	Privacy, Data Transfer and Security Obligations

(a)  Customer acknowledges and agrees that CSG’s obligations and Customer’s remedies under this CD Addendum related to the unauthorized access, disclosure or use of Consumer Information or Usage Data processed, stored or otherwise made available to CSG under this CD Addendum, including a Security Breach (as defined below), shall be specifically governed and limited by Section 12 of this CD Addendum (provided nothing shall preclude Customer from seeking injunctive or other equitable relief pursuant to Section 11.2 of the Agreement).  For the avoidance of doubt, nothing in this CD Addendum shall impact, limit, restrict or impair CSG’s general obligations with respect to Confidential Information of Customer under Article 10 of the Agreement.

(b)  The Parties acknowledge that in order for CSG to provide Customer with the CD Services, it will be necessary for Customer to disclose to CSG certain Consumer Information, which Consumer Information will be processed, transmitted and stored (subject to the terms of this CD Addendum and applicable law) in the United States.  The Parties further acknowledge that with respect to the Consumer Information, (i) Customer acts as a “data controller” (or an equivalent term under applicable law) with respect to all Consumer Information and (ii) CSG acts as a “data processor” (or an equivalent term under applicable law), on behalf of and pursuant to, the instructions of Customer in order to comply with its obligations under this CD Addendum and under applicable law.

(c)  CSG acknowledges that the Consumer Information and Usage Data to which it will have access pursuant to this CD Addendum (if any) constitutes Customer Confidential Information and that CSG in no way possesses or shall gain possession of any ownership or other proprietary rights with respect to such PII.

(d)  CSG shall: (i) comply with its obligations under all applicable laws and regulations regarding the collection, use, protection, storage, transmission, duplication and disclosure of Consumer Information and Usage Data, including (to the extent applicable with respect to the CD Services provided by CSG under this CD Addendum and an Order Document), but not limited to, Section 631 of the Cable Communications Policy Act of 1984, as amended (47 U.S.C. Sec. 551) and  47 U.S.C. Section 222, as amended, (ii) comply and maintain annual compliance with the Visa Cardholder Security Information Program and PCI Data Security Standards (the “PCI Standards”) and will, upon Customer’s request, provide evidence of such compliance, (iii) implement and maintain reasonable and appropriate organizational, technical and other security measure to protect the confidentiality of Consumer Information, and Usage Data and prevent any unauthorized or unlawful processing, alteration, display, publication or disclosure of, and access to, such Consumer Information and Usage Data (including, but not limited to, maintenance of all Consumer Information and Usage Data that is collected, stored or otherwise maintained by CSG in a secure environment that meets

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generally accepted industry standards (e.g. , the Visa Cardholder Security Information Program and PCI Data Security Standards (the “PCI Standards”)) and ensuring that all such information is stored and transmitted in encrypted or otherwise secure form), (iv) not duplicate, copy, reproduce or use any Consumer Information (or any portion thereof) or Usage Data other than for back-up purposes and as required to perform the CD Services under this CD Addendum; (v) limit access to the Consumer Information and Usage Data to those of its and Media’s employees and contractors who have a bona fide need to access in connection with the performance of CSG’s obligations hereunder and who are bound by confidentiality restrictions or practices that are materially similar to those herein and Article 10 of the Agreement; (vi) only use Consumer Information and Usage Data for the purposes of fulfilling its obligations under this CD Addendum and each Order Document executed hereunder, and CSG will not disclose or otherwise process such Consumer Information and Usage Data except upon Customer’s instructions in writing; and (vii) promptly notify Customer in writing and obtain Customer’s consent before sharing any Consumer Information and Usage Data with any government authorities (unless such concurrent or direct disclosure is expressly required under applicable law, in which case CSG shall cooperate with Customer in a commercially reasonable manner (consistent with and subject to Section 11.6 of the Agreement, as applicable) to quash such process or otherwise to limit the scope of any required disclosure) or other third parties; provided, that CSG shall not require Customer’s consent to disclose or transfer Consumer Information or Usage Data (as applicable) to a third party (including, as applicable, the provider of CSG’s Payment Gateway Services) that is specifically identified in an Order Document as being a permitted recipient of such Consumer Information or Usage Data (foregoing clauses (i) through (vii ) collectively referred to as the “Security Measures”).  To the extent applicable Law requires notice be provided to an individual or entity (e.g., a Consumer or Customer’s business to business customers) with which Customer has contractual privity following a privacy or security issue, including a Security Breach, Customer agrees to provide reasonably prompt notice (but in any event consistent with applicable Law) to such parties following receipt of notice from CSG of the Security Breach.

(e)  CSG shall be liable for a breach of the provisions of this Section 13 and Article 10 of the Agreement, regardless of whether such breach was caused by CSG and its employees or any CSG subcontractor.

(f)  CSG represents that it adheres to the U.S.-European Union (EU) Safe Harbor Framework (“Safe Harbor”) that protects the transfer of certain Consumer Information from the EU and Switzerland, respectively, to the U.S, and has received acknowledgment from the U.S. Department of Commerce that CSG is self-certified under the Safe Harbor (the “Safe Harbor Certification”).  CSG agrees to maintain and adhere to such Safe Harbor Certification during the Term.  If at any time CSG no longer participates in, or meets the requirements of, Safe Harbor, CSG shall provide Customer with prompt written notice to Customer, at which time the Parties shall engage in good faith negotiations to execute an amendment to this CD Addendum that incorporates terms and conditions that protect Consumer Information to the same extent as Safe Harbor.

(g)  To the extent that CSG is authorized by Customer to gain remote access to Customer’s networks or equipment for purposes of performing its obligations hereunder, CSG shall ensure that (a) such access is restricted to authorized employees; (b) it provides Customer with a list of all such authorized employees at Customer’s request; (c) such remote access is used solely for purposes of fulfilling CSG’s obligations under this CD Addendum; (d) such

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remote access is obtained through a secure connection; (e) CSG uses such remote access capability only to access equipment or software that is directly involved in and necessary to CSG’s performance of its obligations hereunder and does not access through Customer’s networks or equipment any third party systems, databases, equipment or software; and (f) subject to subsection (l) below, CSG complies with the provisions of Schedule N to the Agreement.  Upon Customer’s written request (email acceptable), CSG will provide updates on the results of periodic security audits of its access system and methods (subject to the restrictions of Schedule N to the Agreement) and will change authentication elements periodically to maintain the integrity and security of CSG’s access as long as such access and change does not cause a disruption to CSG’s business.

(h)  In the event of a breach of security of any system, website, database, equipment or storage medium or facility that results in unauthorized access to Consumer Information or Usage Data by any third party (including any employee or subcontractor of CSG that is not authorized to access such information), CSG shall notify the Customer promptly, and in no event more than ******-**** (**) *****, after taking any immediate measures necessary to prevent further access and make best efforts to resecure its systems as soon as possible.  In addition, in the event of the unauthorized access to, disclosure of or use of Consumer Information or Usage Data in violation of Section 10.7 of the Agreement or this Section 14 to the extent caused by the acts or omissions of CSG (a “Security Breach”), CSG shall indemnify, defend at its own expense and hold Customer harmless from any third party claims asserted against Customer (excluding a claim asserted by Customer’s Affiliate) resulting from such Security Breach (collectively, an “Indemnified Security Breach Claim”).  The Parties acknowledge that CSG’s liability for an Indemnified Security Breach Claim shall be only be to the extent of CSG’s acts or omissions with respect to such claim, and CSG’s indemnification obligation with respect to an Indemnified Security Breach Claim under this Section 14 is subject to ******* ****** ** *** *********.  The parties acknowledge that any claim by Customer of damages incurred directly by Customer for a Security Breach (i.e., other than third party claims asserted against Customer that are addressed under an Indemnified Security Breach Claim) shall not be subject to indemnification by CSG but instead shall be subject to a contract claim for damages by Customer for CSG’s breach of this Section 14 (a “Direct Security Breach Claim”).  If CSG is responsible for a Security Breach and applicable law requires CSG or Customer to provide (A) notification to public authorities, individuals, or other persons, or (B) undertake other remedial measures (including, without limitation, notice, credit monitoring services and the establishment of a call center to respond to inquiries (each of the foregoing a "Remedial Action")), then CSG shall, at CSG’s cost, undertake such Remedial Actions, subject to the limits and exclusions set forth in ******* ** ** **** ** ********.  If it is ultimately determined that the release of Consumer Information or Usage Data was caused by Customer or its employees, subcontractors or agents, then Customer shall be responsible for the costs and expenses relative to such Remedial Actions attributable to such person(s) and Customer shall also promptly reimburse CSG for the related costs and expenses incurred by CSG to comply with this Section 14.

(i)  CSG shall use Content Direct System Data internally to monitor, support, maintain and improve the Content Direct Services and the Content Direct System, and shall not lease, sell or otherwise commercially exploit the Content Direct System Data.

(j)  CSG shall provide ** *** ******* on an annual basis a Service Organization Report for facilities controlled by CSG and/or its Affiliates, including, but not limited to, Media, that store, transmit, or process Consumer Information or Usage Data in connection with CSG’s provision

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of CD Services. For purposes of this CD Addendum, a “Service Organization Report” or “SOR” is a report or reports of controls, generally accepted in the industry, in the areas of financial reporting, security, privacy, confidentiality, system availability or processing integrity for the services provided by a hosted solutions provider, service organization, service bureau or other similarly structured provider of software and hardware solutions.  CSG shall provide Customer access to a copy of the most current SOR(s) that relate to the CD Services provided by CSG to Customer; provided that Customer acknowledges that each SOR is CSG’s Confidential Information and is subject to the terms and conditions of Article 10 of the Agreement.  CSG will use good faith efforts to assist in resolving any issues that may arise between Customer and any independent service auditor firm regarding Customer’s access to such SOR(s).  For the avoidance of doubt, Customer may not distribute or provide CSG’s SOR(s) to third parties without CSG’s prior written consent.

(k)  If a security audit conducted by Customer pursuant to Schedule N of the Agreement evidences that a CSG subcontractor is out of compliance with the confidentiality provisions contained in this Section 14 or Article 10 of the Agreement, then Customer shall have the right to cause CSG to cease using such contractor on any matters in which such subcontractor may come into contact with any Consumer Information, Usage Data or other Customer Confidential Information.

(l)  If Customer wishes CSG to adopt, implement or comply with a new Customer business practice standard (as such term is referenced in Schedule N to the Agreement) (including the proposed deployment of new or additional security measures, equipment, software and internal processes or procedures) that is not otherwise required by the Agreement, including Section 14 of this CD Addendum, Customer shall provide CSG written notice (which may include an email) of such proposal and include in same notice the nature of such Customer proposed revision, modification or addition (a “Customer Policy Modification”).  If CSG does not object to a Customer Policy Modification, CSG shall comply with the Customer Policy Modification as soon as commercially practicable after CSG receives written notice thereof.  Except for compliance with applicable Law and the PCI Standards, with which CSG is required ** *** **** *** ******* to comply, in the event CSG objects to a Customer Policy Modification, (a) CSG shall send written notice (which may include an email) of objection to Customer within ****** (**) **** after receipt of such Customer Policy Modification from Customer, and (b) such notice will describe in reasonable detail the nature of CSG’s objection.  If CSG objects on the basis that such Customer Policy Modification is (x) prohibited by CSG’s certification with the PCI Standards, (y) inconsistent with applicable Law or (z) CSG’s network architecture and controls, then the Parties will engage in good faith discussions to develop an alternative solution that addresses the substantive effect of the Customer Policy Modification and CSG’s concerns with such proposal.  If CSG objects to the Customer Policy Modification for any other reason, including, without limitation, on the basis of CSG having to incur material out-of-pocket costs in connection with implementing the Customer Policy Modification, then the Parties will negotiate in good faith for Customer to reimburse CSG for the costs to implement such Customer Policy Modification, and, upon the agreement of which, CSG shall promptly comply with such Customer Policy Modification as soon as commercially practicable.  Upon receipt of any notice of objection from CSG as noted above, the Parties will work together in good faith to mutually agree on a resolution of such objection.

14.	Destruction/Return of Information

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The parties acknowledge that CSG may comply with Section 10.10 of the Agreement with respect to Consumer Information and Usage Data if such data is permanently (a) purged (i.e., deletion using random data overwrite) or (b) anonymized (i.e., within CSG’s structured data construct, to delete or obfuscate the particular fields containing Consumer Information and Usage Data while preserving the record of the audiovisual materials (including the title, description or subject matter of such materials) acquired by a Consumer), using industry standard practices, thereby permanently preventing anyone (including CSG, its permitted subcontractors and any third party) from accessing any PII and/or reconstructing from such information retained in the systems of CSG and its subcontractors which audiovisual materials were acquired by a Consumer through such systems.

15.	Discontinuance

The Discontinuance Fees, if any, applicable to Customer’s commitment of CD Services shall be as prescribed in each CD Service Order.

16.	Business Continuity/Disaster Recovery Plan

The CSG Systems, Inc. Business Continuity/Disaster Recovery Plan set forth in Attachment A to Exhibit C-1 of the Agreement is hereby amended to add the CD Services to the list of **** * services.

17.	CD Services Performance Standards and Remedies

The terms of CD Schedule C attached hereto shall apply to the CD Services in lieu of Schedule L of the Agreement.

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CD Schedule A

Form of CD Service Order

CD Service Order No. __

[Insert CD Service Order Title]

This CD Service Order No. __ (this “CD Order”) is entered into effective as of [Insert Date] (the “CD Order Effective Date”) and shall be governed by the terms and conditions of the CSG Master Subscriber Management System Agreement (Document #2501940) effective as of March 1, 2013 between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Comcast”), as amended to date (the “Agreement”).  This CD Order is a “CD Service Order” subject to the terms of the CD Addendum to the Agreement, and is entered into by CSG and [Insert Signatory, whether Customer or an Affiliate] (“Customer”).  CSG and Customer are sometimes individually referred to herein as a “Party” and collectively as the “Parties”. All capitalized terms used but not defined in this CD Order shall have the meaning assigned to such terms in the Agreement [and the DECE Documents].

***

The following documents are attached to this Order and made a part hereof:

•	Schedule 1 – Content Direct System and Content Direct Services Description
•	Schedule 5 –Fees

1.0	Comcast Subscriber Entity[(ies)]; Content Direct System and Content Direct Services.

(a)The following Comcast Subscriber [Entity(ies)] are authorized to utilize the Content Direct System, Content Direct Services and Third Party Products prescribed by this CD Order:

[insert entities]

(b)Subject to the Fees, terms, conditions and restrictions of the Agreement and this CD Order, Customer agrees to procure from CSG, and CSG agrees to provide Customer the Content Direct Services and Third Party Products prescribed on Schedule 1 hereto.  If Customer wishes to utilize additional (or less) Content Direct Services and/or Third Party Products during the CD Order Term (as defined in Section 2.0 below), the Parties shall enter into an amendment or Change Order to this CD Order to reflect the actual Content Direct System functionality, Content Direct Services and/or Third Party Products in use by Customer under this CD Order and to clarify the Fees applicable thereto.

2.0

CD Order Term.  The initial term of this CD Order shall commence on the CD Order Effective Date and expire __ (___) years from the Go-Live Date of the Content Direct Services prescribed under this CD Order (the “Initial CD Order Term”).  Upon expiration of the Initial CD Order Term, this CD Order shall automatically renew for successive *** *** **** periods on identical terms and conditions (each a “Renewal CD Order Term”; the Initial CD Order Term and any applicable Renewal CD Order Term(s) are collectively referred to as the “CD Order Term”), unless either of CSG or Customer notifies the other Party in writing of its intent to not renew such CD Order Term no less than ***** **** days prior to the expiration of the then-current CD Order Term.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

3.0

Initial Statement of Work.  In connection with Customer’s initial configuration of the Content Direct System, CSG shall perform the configuration, setup, application training and other services as identified in Statement of Work No. __ with a project title of “____________” (CSG Document No._____) (“SOW No. _”).

4.0

Projected Project Start Date and Targeted Go-Live Date.  As described in SOW No. __, the Parties estimate the project described by SOW No. ___ to commence as of [insert date] and the Targeted Go-Live Date is [insert date].

5.0

Fees; Payments.  Customer agrees to pay CSG the Fees prescribed by this CD Order, including those Fees set forth in Schedule 5 hereto.  Amounts due under this CD Order shall be paid by Customer in accordance with Article 5 of the Agreement.

6.0

Transfer of Consumer Information.  Subject to the provisions of the Agreement, including, without limitation Section 14 of the CD Addendum, CSG may transfer Consumer Information to *********** ***********, CSG’s current ******* ********* *******, solely for the purpose of allowing *********** to process credit card transactions under this CD Order.

7.0	Identification of Additional Excluded Systems. As provided in Section 4 of CD Schedule C of the CD Addendum, the Parties agree that the following shall be deemed “Excluded Systems”:

8.0

Authorized Approver; Customer Contact Information; Notices.  The Authorized Approver[s] for this CD Order [is/are] identified below.  Section 12.10 of the Agreement is hereby supplemented by providing the following contact persons for Customer and Authorized Approver:

Authorized Approver: [Name]

[Telephone]

[Email]

[Add Additional Authorized Approver(s) as necessary]

Customer Project Manager: [Name]

[Telephone]

[Email]

Customer Billing Contact: [Name]

[Telephone]

[Email]

IN WITNESS WHEREOF, the Parties have executed this Order by their duly authorized representatives, effective as of the Order Effective Date.

CSG SYSTEMS, INC.	COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

By: [SAMPLE—DO NOT EXECUTE]By: [SAMPLE—DO NOT EXECUTE]

Name: Name:

Title: Title:

Date: Date:

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

Schedule 1 to CD Service Order No. __

Content Direct System and Content Direct Services

CSG will provide the Content Direct System and Third Party Products described in this Schedule 1.

[Insert Description of Content Direct System and Third Party Products provided under this CD Order.]

(End of Schedule 1)

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CSG SYSTEMS INTERNATIONAL, INC.

Schedule 5 to CD Service Order No. __

Fees

Customer’s use of the Content Direct System and Content Direct Services, as prescribed on Schedule 1 of this CD Order, is subject to the following Fees:

[Insert applicable Fees and if Payment Processor Gateway Service, specify CSG Gateway Transactions or Customer Gateway Transactions.]

(End of Schedule 5)

*****End of CD Schedule A*****

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

CD Schedule B

Content Direct Services

The Content Direct System is packaged as a set of Content Direct Application Server Modules that provide their capabilities through a set of Content Direct Web Services to Content Direct User Applications.  The Content Direct System is more specifically defined in the Documentation, and the below general descriptions are qualified in their entirety by reference to the Documentation.  The specific Content Direct System configuration made available by CSG to Customer shall be as set forth in each CD Service Order executed by the Parties. Customer acknowledges that the Content Direct System shall not include the telecommunications connections to and from the Internet, the Compatible Interfaces (as defined below), the Customer Site and, if provisioned, a Performance Testing Environment.

CSG shall provide the Content Direct System and Content Direct Services to Customer in English (U.S.).  If Customer requests the Content Direct System or Content Direct Services to be provided in a language other than English (U.S.), such provision shall be subject to ********** ****** ****, and the Parties will specify the fees, terms and conditions of such implementation(s) in the applicable Order Document(s).

The Content Direct Application Server Modules deployed for a given Content Direct System deployment shall be described in the applicable CD Service Order.

The Content Direct Web Services made available for a given Content Direct System shall be described in the applicable CD Service Order.

The Content Direct Back-Office User Applications made available for a given Content Direct System shall be described in the applicable CD Service Order.

Embedded Third Party Software

Payment Processor Gateway Service.  The Content Direct Services are integrated with a payment processor gateway partner for effective and secure credit card payment processing.  The payment processor gateway encrypts Consumer Information to ensure that information passes securely between the Content Direct Services and Customer’s credit card processing partner to authorize credit cards and settle credit card transactions for deposit of funds with the Customer’s designated merchant bank (the “Payment Processor Gateway Service”).  CSG will provide the Payment Processor Gateway Service to Customer as part of the Content Direct Services; provided Customer must establish its own relationship with its merchant bank.

Customer has two options to process authorization, reversal, refund and settlement transactions attempted and processed through the Payment Processor Gateway Service for bank/credit cards, debit cards and similar payments (each, a “Gateway Transaction”):  (i) Customer may use CSG’s payment processing relationship with *********** ***********, in which case each Gateway Transaction shall be referred to as a “CSG Gateway Transaction”, or (ii) Customer may establish and use its own payment processing relationship with *********** ***********, in which case each Gateway Transaction shall be referred to as a “Customer Gateway Transaction”.  Each CD Service Order shall specify whether Customer is processing CSG Gateway Transactions or Customer Gateway Transactions, and any change shall require the Parties to execute an amendment to such CD Service Order.

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CSG SYSTEMS INTERNATIONAL, INC.

Each CSG Gateway Transaction shall be subject to * *** ******* *********** *** ** ********** ** * ** ******* *****, and ** *** shall be charged for Customer’s processing of a Customer Gateway Transaction.

Payment Processor and bank interchange fees and other related card and bank processing fees are not included in the fees for CSG Gateway Transactions and are additional charges billed by third parties.  CSG Gateway Transactions will be invoiced to Customer on a ******** ***** basis.

Customer acknowledges that if it processes Customer Gateway Transaction and the Payment Processor Gateway Service is unable to process a Customer Gateway Transaction caused by *********** *********** or any party other than CSG (a “Payment Processing Interruption”), then CSG shall have no responsibility or liability to Customer for such Payment Processing Interruption, and Customer’s sole and exclusive remedy shall be with *********** ***********.

Taxing.  The Content Direct Services are integrated with taxing software from ********* ***. (“********”). Customer will not be charged for the use of the standard U.S. and International Sales and Use Module from ********.  If Customer needs taxing capabilities other than the standard U.S. and International Sales and Use Module, or Customer requests to utilize taxing software from a provider other than ********, the Parties will negotiate the fees, terms and conditions applicable to such additional taxing software and configuration.

Compatible Interfaces

The means by which Customer can access the Content Direct System and Content Direct Services as of the Effective Date, including the Content Direct Web Services, are set forth below (the “Compatible Interfaces”).  CSG may update the Compatible Interfaces from time to time in its reasonable discretion by providing Customer advance notice consistent with good industry practices, provided CSG shall not cease supporting any item identified below without providing at least *****-**** (**) **** prior written notice to Customer.

The Back Office Applications (as described on this CD Schedule B) of the Content Direct System can be accessed through the public Internet via a PC/Mac on all standard browsers (properly configured) that support the *********** ******* ****-**.

Content Direct Web Services are accessed through a **** ** *** ******** running over **********.

It is assumed that all Customer-initiated connectivity to the Production Environment and Sandbox Environment will be coming through a TCP/IP enabled broadband connection.

CSG supports the below browsers on **** ** *** **** through which Consumers can, with any applicable browser plug-in (e.g., Silverlight or Flash) based on the Consumer Experience, access the CSG Consumer Experiences:

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

******* *

•	******** ******** ***+
•	******* ****+
•	****** **+; ***
•	****** ***+

*** *** ******

•	******* ****+; ***
•	****** ***+

*****End of CD Schedule B*****

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

CD Schedule C

CD Hosting, CD Support Services, Performance Standards and Remedies

1.Definitions.

“Availability SLA” means the Production Availability SLA (as defined in Section 3 below) and the Sandbox Availability SLA (as defined in Section 5 of this CD Schedule C).

“Excluded Problems” means any interruptions, degradation or problems with the Content Direct System that are the result of (a) negligent acts or omissions of or made by Customer or its employees, contractors, or agents; (b) failure or malfunction of equipment, networks, applications, services or systems not supplied, owned, controlled or maintained by CSG, its suppliers or third party service providers contracted by CSG in connection with the Content Direct System; (c) Scheduled Maintenance; (d) the failure of power or equipment at the premises of the Customer; (e) Force Majeure,  (f) as provided in Section 5(b) of the CD Addendum or (g) an Excluded System.

“Interrupted Service Time” means the number of minutes in a calendar month during which the Customer experiences a Service Interruption.  The number of minutes of a Service Interruption shall be measured (a) beginning on the earlier of the date and time that a Service Interruption is reported on a Service Ticket to the Solution Support Center or detected by the Monitoring Software and (b) ending upon the date and time (as confirmed by Customer or verified through the Monitoring Software) when (i) the Service Interruption has been resolved (through full resolution or a work-around) or (ii) with respect to a Service Interruption caused by a ******** ***** * – ******** or ******** ***** * – **** problem, the problem reported on the Service Ticket has been downgraded to a ******** ***** *- ******).

“Interruption Time Percentage” is equal to (a) the Interrupted Service Time for a given calendar month less the Permissible Interrupted Minutes for such calendar month, divided by (b) the System Availability, as expressed in number of minutes for that calendar month.

“Monitoring Software” means internal software and/or third party service that simulate and/or measure transactions for purpose of determining the Availability SLA.

“Qualified Revenue Stream” means the aggregate amount of Transaction Fees identified as the “Qualified Revenue Stream” in an executed CD Service Order billed to Customer in the calendar month affected by a Service Interruption.

“Permissible Interrupted Minutes” means with respect to each Availability SLA, the number of minutes for a given calendar month the Content Direct System may experience a Service Interruption before a Service Interruption Credit is due for such Availability SLA.  The Permissible Interrupted Minutes is equal to the (a) Total Available Minutes available in a calendar month less (b) the product of Total Available Minutes times the applicable Availability SLA (i.e., ****% *** *** ********** ************ *** *** **% *** *** ******* ************ ***).

“Sandbox Availability” means the time during a given calendar month the Sandbox Environment is available to Customer, excluding interruptions caused by Excluded Problems.

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CSG SYSTEMS INTERNATIONAL, INC.

“Scheduled Maintenance” means the qualifying (in accordance with the second sentence of this “Scheduled Maintenance” definition) time the Content Direct System is not available to Consumers during which CSG will provide maintenance on such system.  To qualify as Scheduled Maintenance, (i) CSG must have provided Customer notice (email acceptable) of such downtime not less than *****-***** (**) ***** prior to the commencement thereof, (ii) such maintenance time must occur during ***-******* ******* ********; (iii) such maintenance must not exceed ***** (*) hours in the aggregate during a ********** ******** ******* and (iv) such maintenance will generally occur on ********* ******** between *:** ** ******* and *:** ** *******.  In the event that CSG exceeds ***** (*) ***** of Scheduled Maintenance during a ********** ******** *******, each minute in excess of ***** (*) ***** shall be deemed Interrupted Service Time for the specific calendar month in which such threshold was exceeded.

“Service Interruption” means with respect to an Availability SLA, the occurrence of a ******** ***** * – ******** or ******** ***** * – **** problem, excluding an occurrence or failure resulting from an Excluded Problem.

“Service Interruption Credit” means with respect to (i) the Production Availability SLA in a given calendar month the product of the (A) Qualified Revenue Stream of an affected CD Service Order received by CSG during such calendar month and (B) Interruption Time Percentage for such Production Availability SLA and (ii) the Sandbox Availability SLA, as defined in Section 5 below.

“Severity Level” shall refer to the level of severity of a problem in respect of the Content Direct Services, as defined in Section 3 below.

“Service Ticket” means (a) a documented service request marked with the date and time the request was reported to or otherwise discovered by the Solution Support Center and with the date and time that the applicable problem was resolved; or (b) a report of Service Interruption or other issue by Customer via telephone (telephone notice is required for ******** ***** * – ******** or ******** ***** * – **** ******), email, CSG’s web accessible ticket tracking system or other mutually acceptable means.

“System Availability” means the Total Available Minutes in a given calendar month less any minutes attributable to an Excluded Problem (which, for the avoidance of doubt, includes Scheduled Maintenance).

“Total Available Minutes” means the total minutes available in a given calendar month (i.e., number of days in calendar month times sixty (60) times twenty-four (24)).

2.	Hosting and Support Services.

CSG shall provide technical support and operational maintenance for the Production Environment of the Content Direct System as part of the Content Direct Services.  These hosting and support services are provided in a manner to maximize Service Availability and minimize any Service Interruption of the Production Environment.  CSG shall provide the hosting services from facilities located in the United States.  Under no circumstance shall hosting services be provided from an off-shore location without the prior written consent of an Authorized Approver of Customer.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

Technical Support/Operations

Customer may submit support incidents or queries to CSG’s Support Center (“Solutions Support Center” or “SSC”) via telephone (***-***-****), or CSG’s web accessible ticket tracking system (accessed at *****:*******************) and other mutually agreed means; provided, that Customer must notify CSG of ******** ***** * ******** *** ******** ***** * **** issues via telephone to the SSC.

CSG shall provide support on a ******** for issues with a ******** ***** of “********” and “****” and during *:** ** – *:** ** ******* for issues with a ******** ***** of “******” and “***”.

Should CSG discover a performance or operations issue impacting the Production Environment, CSG shall notify the Customer Project Manager identified in an affected CD Service Order (or such other representative Customer has identified to CSG in writing (email acceptable) to receive such notice) of such issue, as well as CSG’s initial assessment of issue severity, no later than (i) ****** (**) ******* from the time of discovery of a ******** ***** * ******** *** ******** ***** * **** issue and (ii) *** (*) ******** *** for a ******** ***** * ****** *****.

Support Levels

CSG shall escalate support issues as follows:

➢

Level 1 Support (SSC):  CSG provides initial support through CSG’s Solution Support Center, which shall provide for the initial triage of an issue.  The Solution Support Center may be contacted via telephone ********* *** ******** ***** * ******** *** ******** ***** * **** *******, email or web (through CSG’s extranet at *****:*******************) and will work with the Customer to collect pertinent information, understand the issue and attempt to replicate and resolve.  If, after the Solution Support Center’s investigatory resources are exhausted, the Solution Support Center still unable to resolve the issue, it will escalate to Level 2 Support.

➢

Level 2 Support (Operations):  Once the Solution Support Center escalates the issue to Operations, Operations begins troubleshooting and analyzing the issue.  Operations has additional security rights permitting it to dig deeper into the issue through database queries, server reviews and monitoring.  If, after the Operations’ investigatory resources are exhausted the issue remains unresolved, the issue will be escalated to Level 3 Support.

➢

Level 3 Support (Development, QA, etc.):  If necessary, the Level 3 Support Team will be engaged to attempt to determine root cause for the reported and unresolved issue.  The Level 3 Support team may include developers, Quality Assurance analysts, and/or implementation analysts with additional access permissions to review code or provide additional technical insight into expected versus actual behavior of the Content Direct System.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

CSG Contact and Escalation List

The table below identifies the contact information for all levels of CD Support Services.  All critical issues requiring escalation are managed through the Solution Support Center who will contact the appropriate on-call personnel:

Support Level	Contact Name/Title	Contact Information	Operating Hours/Staffing Levels
Level 1	Solution Support Center (SSC)	Phone: ***-***-**** (***-***-****) Web: *****:*******************	********
Level 1 Escalation	Manager of the SSC	Escalation from SSC analyst	********
Level 2	Operations	Escalation from SSC	******** *****: ******** ***-******** ******: ****** ******** ***** **-* ****
Level 2 Escalation	On-Call Analyst	Escalation from SSC	******** *****: ******** ***-******** ******: ****** ******** ***** **-* ****
Level 3	SME (e.g., Development, QA, PS, etc.)	Escalation from Level 2 (Operations)	******** *****: ******** ***-******** ******: ****** ******** ***** **-*****
Level 3 Escalation	On-Call SME	Escalation from Level 2 (Operations)	******** *****: ******** ***-******** ******: ****** ******** ***** **-* ****
Management Escalation	Operations Manager	Escalation from Level 2 (Operations) on-call	******** *****: ******** ***-******** ******: ****** ******** ***** **-* ****
Senior Management Escalation	Operations Director	Escalation from MS Manager	******** *****: ******** ***-******** ******: ****** ******** ***** **-* ****

3.	Priority Definitions and Service Level Metrics for CD Support Services

CSG uses the following priority definitions and target response times for issues reported by the Customer to CSG.  From the time that an issue is reported to or discovered by CSG until the issue is resolved as prescribed below, CSG shall also use commercially reasonable efforts to provide Customer acknowledgements and subsequent updates in accordance with the applicable times set forth in the table below.  In addition, at any time during the pendency of an Exception that affects Customer’s operations in the Production Environment or the Sandbox Environment, Customer may contact its Account Manager to discuss such Exception.  In addition, to the extent a ******** ***** * ******** and ******** ***** * **** issue lasts greater than ***** (**) *******, Customer may contact **** ****, *****’* ** ****** ********, to discuss such issue.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

Severity Level Priority	Description	Acknowledgement/ Updates	Targeted Workaround
0-Critical

*** ******* ****** ****** ** * ***** ** * ***** ********* ** *** ******* ****** ****** ****** ******** ** ************* ** *** **********.

********* *** ****** ** ****** *** ******** ** *** ********** **** ********* ** ** ********** ** ******* ******

Ack:  Within ** ******* after (a) issue has been reported by Customer or (b) as soon as commercially practicable after CSG’s discovery and notice (including automated notice) provided by the Monitoring Software.

Upd:  Written notices (email acceptable) or telephonic notices ***** **** until issue is no longer Critical, whether resolved or downgraded to a lower severity, in which case acknowledgments and updates will be provided based on the then-current severity level

* *****
1-High	********* ********’* *********** ** ********’* ********** ***** ****** ****** ** *** ******** ******** ** *** ******* ****** ****** *** ** ********** ********** ** **********	Ack: Within * **** after issue has been reported by Customer or discovered by CSG. Upd: Written notices (email acceptable) or telephonic notices ***** * ***** until issue is no longer High.	** *****
2-Medium	********* ********’* *********** ** ********’* ********** ***** ****** ****** ** *** ***-******** ******** ** *** ******* ****** ******	Ack: Within * ***** after issue has been reported by Customer or discovered by CSG. Upd: Written notices (email acceptable) daily during normal business hours until issue is no longer Medium.

CSG will use commercially reasonable efforts to include a Fix in the next patch or release to the Content Direct System, or thereafter as may be commercially reasonable given the nature of the issue and the impact upon the Content Direct System.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

Severity Level Priority	Description	Acknowledgement/ Updates	Targeted Workaround
3-Low	Non-functional, non-impacting issue, usually cosmetic in nature	Ack: Within * ******** ***** after issue has been reported by Customer or discovered by CSG. Upd: Written notices (email acceptable) upon Customer’s reasonable request	CSG may include a Fix into the Content Direct System.

4.	Availability of Production Environment and Service Credits – Production Availability SLA

On and after the first Go-Live Date, CSG shall provide System Availability of ***** for the Production Environment of the Content Direct System for each calendar month during a CD Order Term (as measured over a calendar month, the “Production Availability SLA”).

For any calendar month in which a Service Interruption has occurred, the Parties shall determine whether the Production Availability SLA for the calendar month has been achieved.  If CSG fails to achieve the Production Availability SLA for any given calendar month during a given CD Order Term, CSG shall apply the applicable Service Interruption Credit for such calendar month.

CSG shall, subject to Customer’s review and audit rights, calculate the Service Interruption Credit and apply this credit to the following calendar month’s Fees or, if such Service Interruption Credit accrues in the final calendar month of a CD Order Term, offset the current calendar month’s fees or provide a refund to Customer.

** *** ***** ** ******* *** ********** ************ *** **** *** ***** ****** *** *********** ****** **** ***** ****** ** ******** ******* ********* *** **** ******* ******* ****** *** *** ****** **** * ******* ************ ****** ** ** ******** ****** *** ******* ******* **** ******** ***** **** *** ***** ** ********* **** ** ******** ********** **** **** **********  **** ********’* ********* ** * ******* ******* ******* ********* ** *** ********* *** ****** ****** **** **** ** ******* ** **** ********** ********* **** ** ******** ** ********** ******* ****** ** ******** ******* ****** *********** ******** ** **** **** *********** ** ** ********* ****** ****** **** ** *** ******* ****** ***** **** ***** ***’* ******* ** *** ******* ******* ****** *********** *******  *** ************ *** ****** **** **** ******* ** * ******* ******* ****** *********** ******* *** ***** **** ** ***** ** *****  ** ******** ***** ** ******* *** **** * ****** ******* ******* ****** *********** ******* ******** ***** ** ****** ** **** ****** *** ***** ** ********* **** ** ******** ***** ** **** ******* ******* ****** *********** ******.  As used in this CD Schedule C, an “Excluded System” means (i) any Third Party Software that is not embedded, (ii) any system, software, services or product that is identified as an Excluded System in a CD Service Order, and (iii) any data network or supporting systems, equipment or hardware owned by a carrier or service provider through or over which CSG does not have contractual or operational control.  ******* ** **** ********* ***** ** ****** ** ***** ***’* ********* *** * ******* ************ ****** ******* ** * ******* ** ****** **** *** ********** ************ ****

In addition, if in Customer’s good faith belief a ******** ***** * – ****** Exception results in a material adverse Customer or Consumer experience, the Parties agree to collaborate on the mutually agreeable timeframe for CSG to implement a Fix to such Exception and, if applicable, any credits if CSG fails to timely implement such Fix.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

CSG shall also provide Customer access to reports and/or tools that enable Customer to determine System Availability.

5.	Availability of Sandbox Environment and Service Credits – Sandbox Availability SLA

CSG shall provide Sandbox Availability of **% (as measured over a calendar month) (the “Sandbox Availability SLA”).

For any calendar month in which a Service Interruption has occurred, the Parties shall determine whether the Sandbox Availability SLA for the calendar month in question has been achieved.  If (i) CSG fails to achieve the Sandbox Availability SLA for any given calendar month during an applicable CD Order Term and (ii) Customer is paying CSG an express fee under a given CD Service Order to access the Sandbox Environment ****** **** *** ** *** ****** ******** ** *** ** ******* ******, Customer shall be entitled to submit a claim for a Sandbox Service Interruption Credit (as defined below) based on the Service Interruption.

•

If Customer makes a valid claim for a Sandbox Service Interruption Credit, CSG shall, subject to Customer’s review and audit rights, calculate the Sandbox Service Interruption Credit *** ***** **** ****** ** *** ********* ******** *****’* **** *** ** **** ******* ************ ****** ******* ** *** ***** ******** ***** ** * ** ***** ***** ****** *** ******* ******** *****’* **** ** ******* * ****** ** ********.

•

As used in this Section 5, “Sandbox Service Interruption Credit” means with respect to a given calendar month the product of the (i) fees paid by Customer to access the Sandbox Environment(s) during such calendar month and (ii) Interruption Time Percentage.

CSG shall provide Customer access to reports and/or tools that enable Customer to determine the availability of the Sandbox Environment.

6.	****** ********** *** *******

** *** ***** ** **** *** ****** ********** **** ********** ** ******* * ***** *** * ******** ***** * ******** ** ******** ***** * **** ***** **** *********** ****** **** *** **** ******** *** ***** ******* ** ******** * ****** ** **** ******** ******* *$********* ** ********’* **** ******* ********

******** *** *** *********** **** ** ** *********** *** ********* ********* ** ********* *** ****** ******* ** **** ******** **** *** *********** ****** **** ***’* ******* ** ******* ******* *********** ***** **** ** ******** *** *** ***** ******** ******** **********  ************ *** *** ******* ******** *** ***** **** ** ******** * ** ******* ** * ******* ************ ** ***’* ******* ** ****** **** *** ********** *** *** *** ********** ******** *** *** * ******** *** ********** *** *** **************** ** *** ******** ******* ** ******** **** * ******* ** *** ** ****** **** *** ********** ********** **** *** *** ********’* **** *** ********* ****** ***** **** ** ******** ** *** ********** ***** ******** *** **** ** ********; ******** **** ******* ** *** ********* ***** ******** ** ***** ******** **** *********** **** ** ******** ** ******* ** * ******* ******* *******

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

*****End of CD Schedule C *****

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

CD Exhibit A

Data Elements – Consumer Information and Usage Data

**********_**

*****_****

****_****

*****_*******

*******_****_***

*******_****_***

****

*****

*******

***

*****

****_******

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**********_****

*******_**

*******_****

*******_****

*****_******_****

*****_******_****_****_*****_**_*****

********_****_**** **** ************ ******** *****

********_****_****_****_*****_**_***** **** ************ ******** *****

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****_****_****_****_*****_**_***** **** ************ ******** *****

*******_*****_********** **** ************ ******** *****

*****_******** **** ************ ******** *****

********_*******_****_** **** ************ ******** *****

********_****** **** ************ ******** *****

*****End of CD Exhibit A and end of CD Addendum *****